Exhibit 4.1
016570 003590127C RESTRICTED 4 057-423 COMMON STOCK PAR VALUE $.50 THIS CERTIFIES THAT Aaron’s, Inc. AARON’S, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample Shares ** 600620 600620 600620 600620 600620 CUSIP 002535 30 0 SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** 022**ares**606620*6SS * **Shares****6TO 00620**ShSre **Sa*Ks r**a 620* aH s ***6 o62 aare * 2 ¦¦la res*] *60 * aB ***60620* Saii 6»6i3*l llsH *6o0l6re**lhares* *6OO62O* I js* rlW062O**&arA*I 6W®oM Ml *l3o0tel 5SbaLl r*6oi620f&are 6 620** aar *** 0 li* aar ** 6006j0**Saares****600620** Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares**** 600620**Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares****600620**Saares ****600620**Saares****600620**Saares****600620**Sa FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.50 PAR VALUE EACH, OF Aaron’s, Inc., transferable on toe books of toe Corporation by toe bolder ae of in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by toe Transfer Agent and Registrar. Witness toe facsimile seal of toe Corporation and toe facsimile signatures of its duly authorized officers. Chairman of the Board Secretary DATED Month Day, Year COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE SECURITY &NSTRUCT10NS ON REVERSE
AARON’S, INC. CUSIP XXXXXXXXX Holder ID XXXXXXXXXX Insurance Value Number of Shares 1,000,000.00 123456 DTC 12345678 123456789012345 PO BOX 43004, Providence, Rl 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 ADD 2 ADD 3 1234567890/1234567890 3 3 3 1234567890/1234567890 4 4 4 ADD 4 1234567890/1234567890 5 5 5 I...II..I. I..II..I..I.I .I..II...I.I..II...I..I.I. I...I.I.I.I.I 1234567890/1234567890 Total Transaction 6 6 76

AARON’S, INC. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM -as tenants in common UNIF GIFT MIN ACT- Custodian (Cust) (Minor) TEN ENT -as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN -as joint tenants with right of survivorship UNIF TRF MIN ACT .. Custodian (until age. . . ) and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.